Series Number: 1
For period ending 4/30/13

48)	Investor, A, C & R
First $2 billion 1.000%
Next $2 billion 0.995%
Next $2 billion 0.980%
Next $2 billion 0.970%
Next $2 billion 0.960%
Next $2 billion 0.950%
Next $2 billion 0.940%
Next $2 billion 0.930%
Next $2 billion 0.920%
Next $2 billion 0.910%
Next $5 billion 0.900%
Over $25 billion 0.800%

Institutional
First $2 billion 0.800%
Next $2 billion 0.795%
Next $2 billion 0.780%
Next $2 billion 0.770%
Next $2 billion 0.760%
Next $2 billion 0.750%
Next $2 billion 0.740%
Next $2 billion 0.730%
Next $2 billion 0.720%
Next $2 billion 0.710%
Next $5 billion 0.700%
Over $25 billion 0.600%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                                50,120
                      Institutional Class                                                      20,798
                      2. Dividends for a second class of open-end company shares
                                A Class                                                      5,973
                                C Class                                                      87
                                R Class                                                      890

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.2473
                                 Institutional Class                                                      $0.2629
           2. Dividends for a second class of open-end company shares
                      A Class                                                      $0.2278
C Class                                                      $0.1691
R Class                                                      $0.2082
74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                                201,757
                      Institutional Class                                                                85,557
2. Number of shares outstanding of a second class of open-end company shares                (000's omitted)
                      A Class                                                      26,897
                                C Class                                                      495
R Class                                                      4,656

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $29.46
                      Institutional Class                                                      $29.78
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $28.92
                                C Class                                                      $28.84
R Class                                                      $28.70

Series Number: 2
For period ending 4/30/13

48)	Investor, A, C & R
First $2 billion 1.000%
Next $2 billion 0.995%
Next $2 billion 0.980%
Next $2 billion 0.970%
Next $2 billion 0.960%
Next $2 billion 0.950%
Next $2 billion 0.940%
Next $2 billion 0.930%
Next $2 billion 0.920%
Next $2 billion 0.910%
Next $5 billion 0.900%
Over $25 billion 0.800%

Institutional
First $2 billion 0.800%
Next $2 billion 0.795%
Next $2 billion 0.780%
Next $2 billion 0.770%
Next $2 billion 0.760%
Next $2 billion 0.750%
Next $2 billion 0.740%
Next $2 billion 0.730%
Next $2 billion 0.720%
Next $2 billion 0.710%
Next $5 billion 0.700%
Over $25 billion 0.600%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      13,028
Institutional Class                                                      141
2.  Dividends for a second class of open-end company shares
                                A Class                                                      295
                                C Class                                                      26
R Class                                                      12

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.3086
Institutional Class                                                      $0.3332
           2. Dividends for a second class of open-end company shares
                      A Class                                                      $0.2779
C Class                                                      $0.1857
           R Class                                                      $0.2471

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                41,410
Institutional Class                                                                783
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      893
                                C Class                                                      166
R Class                                                      61

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $47.15
Institutional Class                                                                $47.75
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $46.40
                        C Class                                                                           $44.04
R Class                                                      $46.39

Series Number: 3
For period ending 4/30/13

48)	Investor, A, C & R
First $2 billion 1.000%
Next $2 billion 0.995%
Next $2 billion 0.980%
Next $2 billion 0.970%
Next $2 billion 0.960%
Next $2 billion 0.950%
Next $2 billion 0.940%
Next $2 billion 0.930%
Next $2 billion 0.920%
Next $2 billion 0.910%
Next $5 billion 0.900%
Over $25 billion 0.800%

Institutional
First $2 billion 0.800%
Next $2 billion 0.795%
Next $2 billion 0.780%
Next $2 billion 0.770%
Next $2 billion 0.760%
Next $2 billion 0.750%
Next $2 billion 0.740%
Next $2 billion 0.730%
Next $2 billion 0.720%
Next $2 billion 0.710%
Next $5 billion 0.700%
Over $25 billion 0.600%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      31,424
Institutional Class                                                      289
2.  Dividends for a second class of open-end company shares
                                A Class                                                      284
                                C Class                                                      4
R Class                                                      22

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.1321
Institutional Class                                                      $0.1467
           2. Dividends for a second class of open-end company shares
                      A Class                                                      $0.1138
C Class                                                      $0.0589
           R Class                                                      $0.0955

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                229,444
                      Institutional Class                                                                2,667
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      2,365
                                C Class                                                      66
R Class                                                      211

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $28.35
                      Institutional Class                                                      $29.06
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $27.45
                                C Class                                                      $25.13
R Class                                                      $27.19

Series Number: 4
For period ending 4/30/13

48)	Investor, A, C & R
1.000%

Institutional
0.800%

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      66,285
                                Institutional Class                                                      3,032
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                                      3,136
                                C Class                                                      5
                                R Class                                                      629

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $19.60
                                Institutional Class                                                      $20.25
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                                      $18.86
                        C Class                                                                           $18.99
                      R Class                                                      $18.84

Series Number: 5
For period ending 4/30/13

48)	Investor, A, C & R
1.00%

Institutional
0.800%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      2,988
Institutional Class                                                      -
2.  Dividends for a second class of open-end company shares
                                A Class                                                      23
                                C Class                                                      1
R Class                                                      3

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.0952
Institutional Class                                                      $0.1123
           2. Dividends for a second class of open-end company shares
                      A Class                                                      $0.0737
C Class                                                      $0.0092
           R Class                                                      $0.0522

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                32,511
                      Institutional Class                                                                5
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      361
                                C Class                                                      88
R Class                                                      87

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $30.94
                      Institutional Class                                                      $31.01
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $30.83
                                C Class                                                      $30.51
R Class                                                      $30.72

Series Number: 11
For period ending 4/30/13

48)	Investor, A, B, C & R
1.000%

Institutional
0.800%

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                                109,740
                      Institutional Class                                                                8,680
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      43,167
B Class                                                      131
                                C Class                                                      5,649
R Class                                                      2,008

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $24.62
                      Institutional Class                                                      $25.28
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $23.81
                                B Class                                                      $23.50
C Class                                                      $21.88
R Class                                                      $24.05

Series Number: 12
For period ending 4/30/13

48)	Investor
First $1 billion 0.900%
Over $1 billion 0.800%

Institutional
First $1 billion 0.700%
Over $1 billion 0.600%

Series Number: 17
For period ending 4/30/13

48)	Investor, A, C & R
First $250 million 1.500%
Next $250 million 1.250%
Next $250 million 1.150%
Over $750 million 1.100%

Institutional
First $250 million 1.300%
Next $250 million 1.050%
Next $250 million 0.950%
Over $750 million 0.900%

74U)           1. Number of shares outstanding (000's omitted)
                                Investor Class                                                                17,771
                      Institutional Class                                                                4

2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                                32
                      C Class                                                      15
R Class                                                      8

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $9.38
                      Institutional Class                                                      $9.43
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                                      $9.30
                      C Class                                                      $9.08
R Class                                                      $9.23

Series Number: 19
For period ending 4/30/13

48)	Investor and A
First $500 million 1.100%
Next $500 million 1.000%
Over $1 billion 0.900%

Institutional
First $500 million 0.900%
Next $500 million 0.800%
Over $1 billion 0.700%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      2,047
                                Institutional Class                                                      68
2. Dividends for a second class of open-end company shares
                                A Class                                                      47

   73A)              1. Dividends from net investment income
                      Investor Class                                                                $0.1214
                                 Institutional Class                                                      $0.1253
                      2. Dividends for a second class of open-end company shares
                                A Class                                                      $0.1165

   74U)              1. Number of shares outstanding (000's omitted)
                             Investor Class                                                      16,694
                             Institutional Class                                                      401
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                                      329

   74V)                      1. Net asset value per share (to nearest cent)
                            Investor Class                                                $7.72
                             Institutional Class                                                      $7.74
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                                      $7.70

Series Number: 20
For period ending 4/30/13

48)	Investor
First $500 million 1.250%
Next $500 million 1.100%
Over $1 billion 1.000%

Institutional
First $500 million 1.050%
Next $500 million 0.900%
Over $1 billion 0.800%

Series Number: 21
For period ending 4/30/13

48)	Investor, A, B, C & R
First $250 million 1.500%
Next $250 million 1.250%
Next $250 million 1.150%
Over $750 million 1.100%

Institutional
First $250 million 1.300%
Next $250 million 1.050%
Next $250 million 0.950%
Over $750 million 0.900%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                                      291
                                Institutional Class                                                      246
2. Dividends for a second class of open-end company shares
                                A Class                                                      133
R Class                                                      1

73A)           1. Dividends from net investment income
                      Investor Class                                                                $0.0185
                                 Institutional Class                                                      $0.0234
                      2. Dividends for a second class of open-end company shares
                                A Class                                                      $0.0123
R Class                                                      $0.0062

74U           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      16,303
                      Institutional Class                                                      8,857

           2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                                      10,138
                        B Class                                                                 134
C Class                                            1,255
R Class                                            162

74V)   1. Net asset value per share (to nearest cent)
                      Investor Class                                                      $10.11
                      Institutional Class                                                      $10.22

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $9.92
                                B Class                                            $9.42
C Class                                            $9.45
R Class                                            $9.84

Series Number: 23
For period ending 4/30/13

48)	Investor, A, B, C & R
First $2 billion 1.000%
Next $2 billion 0.995%
Next $2 billion 0.980%
Next $2 billion 0.970%
Next $2 billion 0.960%
Next $2 billion 0.950%
Next $2 billion 0.940%
Next $2 billion 0.930%
Next $2 billion 0.920%
Next $2 billion 0.910%
Next $5 billion 0.900%
Over $25 billion 0.800%

Institutional
First $2 billion 0.800%
Next $2 billion 0.795%
Next $2 billion 0.780%
Next $2 billion 0.770%
Next $2 billion 0.760%
Next $2 billion 0.750%
Next $2 billion 0.740%
Next $2 billion 0.730%
Next $2 billion 0.720%
Next $2 billion 0.710%
Next $5 billion 0.700%
Over $25 billion 0.600%

72DD)   1. Total income dividends for which record date passed during the period
                               Investor Class                                                                506
                               Institutional Class                                                                           124
              2. Dividends for a second class of open-end company shares
                               A Class                                                                           1,280
                               B Class                                                                           32
                               C Class                                                                           154
                               R Class                                                                           35

   73A)   1. Dividends from net investment income
                                Investor Class                                                                           $0.1945
                               Institutional Class                                                      $0.2029
              2. Dividends for a second class of open-end company shares
                               A Class                                                                           $0.1840
                               B Class                                                                           $0.1525
                               C Class                                                                           $0.1525
                               R Class                                                                           $0.1735

   74U)   1. Number of shares outstanding (000's omitted)
                             Investor Class                                           3,125
                             Institutional Class                                           605

              2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                           6,742
                               B Class                                                                           193
                               C Class                                                                           978
                               R Class                                                                           264

   74V)  1. Net asset value per share (to nearest cent)
                            Investor Class                                      $16.66
                             Institutional Class                                           $16.69

             2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                           $16.62
                               B Class                                                                           $16.37
                               C Class                                                                           $16.37
                               R Class                                                                           $16.55

Series Number: 24
For period ending 4/30/13

48)	Investor, A, C & R
First $2 billion 1.000%
Next $2 billion 0.995%
Next $2 billion 0.980%
Next $2 billion 0.970%
Next $2 billion 0.960%
Next $2 billion 0.950%
Next $2 billion 0.940%
Next $2 billion 0.930%
Next $2 billion 0.920%
Next $2 billion 0.910%
Next $5 billion 0.900%
Over $25 billion 0.800%

Institutional
First $2 billion 0.800%
Next $2 billion 0.795%
Next $2 billion 0.780%
Next $2 billion 0.770%
Next $2 billion 0.760%
Next $2 billion 0.750%
Next $2 billion 0.740%
Next $2 billion 0.730%
Next $2 billion 0.720%
Next $2 billion 0.710%
Next $5 billion 0.700%
Over $25 billion 0.600%

72DD)   1. Total income dividends for which record date passed during the period
                               Investor Class                                                                99
                               Institutional Class            -
              2. Dividends for a second class of open-end company shares
                               A Class                                                                           5
                               C Class                                                                           1
                               R Class                                                                           3

   73A)   1. Dividends from net investment income
                                Investor Class                                                                           $0.0837
                               Institutional Class                                                      $0.0905
              2. Dividends for a second class of open-end company shares
                               A Class                                                                           $0.0751
                               C Class                                                                           $0.0495
                               R Class                                                                           $0.0666

   74U)   1. Number of shares outstanding (000's omitted)
                             Investor Class                                           1,167
                             Institutional Class                                           2

              2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                           66
                               C Class                                                                           30
                               R Class                                                                           48

   74V)  1. Net asset value per share (to nearest cent)
                            Investor Class                                      $13.28
                             Institutional Class                                           $13.29

             2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                           $13.26
                               C Class                                                                           $12.97
                               R Class                                                                           $13.21